SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 27, 2001

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of September 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-CL1)

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-60164                  41-1955181
(State or other jurisdiction        (Commission              (I.R.S. employer
      of incorporation)            file number)             identification no.)


     8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437
               (Address of principal executive offices) (Zip code)
                                 (952) 832-7000
               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

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                         Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

               20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity
                    Loan Trust 2000-CL1 GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-CL1 Servicing Certificates, each for Payment Date 08/27/01

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                           By:    /s/ Patricia C. Taylor
                           Name:  Patricia C. Taylor
                           Title: Vice President



Date: August 27, 2001

               20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity
                    Loan Trust 2000-CL1 GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-CL1 Servicing Certificates, each for Payment Date 08/27/01